                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)........ October 12, 1999



                    INNOVATIVE GAMING CORPORATION OF AMERICA
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

 MINNESOTA                                  22482                            41-1713864
-----------                         ----------------------                 --------------
(State or other jurisdiction       (Commission File Number)                (I.R.S. Employer
of incorporation)                                                           Identification Number)



                              4725 Aircenter Circle
                               Reno, Nevada 89502
                    ---------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code ....... (775) 823-3000


                              4725 Aircenter Circle
                               Reno, Nevada 89502
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         Innovative Gaming Corporation of America announced today that it has signed a letter of intent for acquisition of an internet mortgage company, as set forth more fully in the press release filed as an exhibit herewith.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits


                  99.1     Press Release



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 22, 1999            INNOVATIVE GAMING CORPORATION OF
                                   AMERICA


                                   By  s/ Edward G. Stevenson
                                      -----------------------
                                   Its Chief Executive Officer




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